SUP-ETF01-1126

AB ACTIVE ETFs, INC.

AB International Growth ETF (the “Fund”)

(Ticker: IGGY)

Supplement dated November 5, 2026 to the Prospectus and Summary Prospectus (the “Prospectuses”) dated March 31, 2026, as amended:

At a meeting of the Board of Directors (the “Board”) of the Fund held on November 3-5, 2026, the Board approved the liquidation of the Fund (the “Liquidation”). Pursuant to a Plan of Liquidation and Termination (the “Plan”) for the Fund, the Liquidation is expected to occur on or about January 13, 2027 (the “Liquidation Date”).

In preparation for the Liquidation, the Fund will cease accepting creation and redemption orders, and shares of the Fund will cease trading on NYSE Arca, Inc. (the “Exchange”), after the close of regular trading on January 8, 2027.

Prior to the Liquidation Date, the Fund will engage in activities intended to facilitate the orderly liquidation of its assets, including raising cash and holding cash or cash equivalents. As a result, during this period the Fund may no longer be pursuing its investment objective or be managed in accordance with its investment strategies.

Shareholders may sell their holdings of the Fund on the Exchange through the close of trading on January 8, 2027. During the period between the close of trading on January 8, 2027 and the Liquidation Date, because the Fund’s shares will not be traded on the Exchange, there can be no assurance that there will be a market for the sale of the Fund’s shares.

Shareholders who continue to hold shares of the Fund on the Expiration Date will have their shares automatically redeemed for cash and the proceeds will be returned through the Depository Trust Company and their broker. The final net asset value calculation for the Fund will occur on January 13, 2027. Proceeds of the Liquidation are expected to be sent to shareholders on or about January 14, 2027. Such payments may be taxable and may include distributions of capital gains or dividends, if any. Please consult your tax advisor about the potential tax consequences.

On the Liquidation Date, all references to the Fund in the Prospectus and Statement of Additional Information will be deleted.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-ETF01-1126